Exhibit 10.2

Execution Version

EIGHTH AMENDMENT TO

UNDERWRITING, CONTINUING INDEMNITY AND SECURITY AGREEMENT

This EIGHTH AMENDMENT TO UNDERWRITING, CONTINUING INDEMNITY AND SECURITY AGREEMENT (this “Amendment”), dated as of September 22, 2020, is made by and among Federal Insurance Company, an Indiana corporation (“Federal”); American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., and The Insurance Company of the State of Pennsylvania (collectively “AIG”); Liberty Mutual Insurance Company, a Massachusetts company, Liberty Mutual Fire Insurance Company, and Safeco Insurance Company of America (collectively, “Liberty Mutual”); Quanta Services, Inc., a Delaware corporation (“Quanta”) and an Indemnitor; and the other undersigned Indemnitors.

WHEREAS, Federal, AIG, Liberty Mutual and the Indemnitors are party to that certain Underwriting, Continuing Indemnity and Security Agreement, dated as of March 14, 2005, as amended by that certain Joinder Agreement and Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of November 28, 2006, wherein AIG was added as a Surety, as further amended by that certain Second Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of January 9, 2008, as further amended by that certain Joinder and Third Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of December 19, 2008, as further amended by that certain Joinder Agreement and Fourth Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of March 31, 2009, wherein Liberty Mutual was added as a Surety, as further amended by that certain Joinder and Fifth Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of May 17, 2012, as further amended by that certain Sixth Amendment to Underwriting, Continuing Indemnity, and Security Agreement dated as of December 3, 2012, and as further amended by that certain Seventh Amendment to Underwriting, Continuing Indemnity, and Security Agreement dated as of August 4, 2015 (collectively, the “Underwriting Agreement”);

WHEREAS, the Underwriting Agreement provides that upon Quanta’s receipt of two Investment Grade Ratings, subject to the conditions specified in Section 54 of the Underwriting Agreement, any and all liens and security interests including, without limitation, all Liens created by or arising in connection with the Underwriting Agreement or any other Surety Credit Document, shall automatically and immediately be fully released and all Collateral shall automatically and immediately be released from all such liens, and all rights to the Collateral or any other collateral or property constituting such a lien or subject to any such lien shall terminate and revert to the Indemnitors;

WHEREAS, Quanta has received Investment Grade Ratings from S&P and Moody’s and has satisfied the conditions to such Collateral Release specified in Section 54 of the Underwriting Agreement;

WHEREAS, the parties to the Underwriting Agreement desire to amend the Underwriting Agreement as hereinafter set forth, and this Amendment, the terms hereof and consummation of the transactions contemplated hereby will be beneficial to the Indemnitors;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein are used herein as defined in the Underwriting Agreement. In addition:

(a) The definition of “Collateral” is hereby amended and restated to read as follows:

“Former Collateral” means the Bonded Contracts and all other items described in Section 6.

(b) The following is added to the end of the definition of “Permitted Liens”:

From and after September 22, 2020, the existing Intercreditor Agreement dated March 14, 2005, as amended, by and between Surety and Bank of America, N.A. does not satisfy the foregoing item (k); provided that at such time, if any, as Indemnitors reconvey and grant to Surety a security interest in the Former Collateral and Surety files related Financing Statements with respect to such Former Collateral, then said Intercreditor Agreement will satisfy the requirements of the foregoing item (k).

2. Amendments.

(a) Each of the following is hereby deleted and replaced with “[Intentionally Omitted]”:

(i) Clause (c) of the definition of “Material Adverse Effect” in Section 1 of the Underwriting Agreement;

(ii) Clause (iv) of the definition of “Surety Credit Documents” in Section 1 of the Underwriting Agreement;

(iii) The last sentence in the definition of “Surety Loss” in Section 1 of the Underwriting Agreement;

(iv) Clause (c) and clause (e) in Section 3 of the Underwriting Agreement;

(v) Section 5 of the Underwriting Agreement;

(vi) Clauses (d), (i) and (j) of Section 7 of the Underwriting Agreement;

(vii) Section 9 of the Underwriting Agreement;

(viii) The third sentence in Section 22 of the Underwriting Agreement;

(ix) The (A) fourth paragraph and (B) fifth paragraph in Section 33 of the Underwriting Agreement;

(x) The last two sentences of clause (e) of Section 42 of the Underwriting Agreement; and

(xi) Section 44 of the Underwriting Agreement.

(b) All references in the Underwriting Agreement to “Collateral” are hereby replaced with the term “Former Collateral”.

(c) The last sentence in Section 12 of the Underwriting Agreement is hereby amended and restated to read as follows:

Principal and Indemnitors will use reasonable efforts to furnish Surety with any financial information related to Indemnitors in the form and at the time reasonably appropriate and as reasonably requested by Surety.

(d) The second sentence in the third paragraph of Section 33 of the Underwriting Agreement is hereby amended and restated to read as follows:

If an Event of Default has occurred, or the agent for the lenders under the Bank Credit Documents requests Surety to perfect, or any other Person has taken any action to perfect, an assignment or Lien with respect to any collateral hereunder (if any) that is subject to the Contract Disputes Act, 41 U.S.C. §601, et. seq. and/or any Federal Acquisition Regulations, Surety will have the right to designate a collateral agent with respect to any such collateral that is subject to the Contract Disputes Act, 41 U.S.C. §601, et. seq. and/or any Federal Acquisition Regulations, and said collateral agent will have the right and authority to process notices of assignment and other documentation necessary under the Contract Disputes Act, 41 U.S.C. §601, et. seq. to perfect the security interest in such collateral (if any).

(d) The first paragraph of Section 42 of the Underwriting Agreement is revised to read as follows: “Surety may proceed against parties liable for the Indebtedness in such order as it may elect. The benefit of any rule of law or equity to the contrary is hereby expressly waived.”

(e) Section 54 of the Underwriting Agreement is hereby amended and restated to read in its entirety as follows:

54. Collateral Release. Notwithstanding anything in this Agreement or any other Surety Credit Document to the contrary, subject to prior or concurrent release by Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the lenders under that certain Fourth Amended and Restated Credit Agreement, dated as of December 18, 2015, as amended, modified, supplemented and extended from time to time (including, without limitation, any renewals, restatements and replacements thereof) (the “Fourth Amended and Restated Credit Agreement”), among the Administrative Agent, such lenders, Quanta Services, Inc. and its subsidiaries party thereto, of the Administrative Agent’s liens and security interests granted pursuant to the Collateral Documents (as such term is defined in the Fourth Amended and Restated Credit Agreement), upon notice from Quanta Services, Inc., on the first date (the “Release Date”) on which two of the following three conditions are met: (i) the corporate credit rating of Quanta Services, Inc. is BBB- or higher by Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto (“S&P”), (ii) the corporate family rating of Quanta Services, Inc. is Baa3 or higher by Moody’s Investors Service, Inc. and any successor thereto (“Moody’s”) or (iii) the corporate credit rating of Quanta Services, Inc. is BBB- or higher by Fitch Ratings, Inc. and any successor thereto (“Fitch”) (each such rating described in clauses (i), (ii) and (iii), an “Investment Grade Rating”), and so long as no default or Event of Default exists on such date or immediately after giving effect to the release of liens contemplated hereby, any and all liens and security interests (including, without limitation, all Liens (as such term is defined in this Agreement) created by or arising in connection with this Agreement or any other Surety Credit Document shall automatically and immediately be fully released and all Collateral shall automatically and immediately be released from all such liens, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral or any other collateral or property constituting such a lien or subject to any such lien shall terminate and revert to the Indemnitors (the “Collateral Release”). At the request and sole expense of any Indemnitor following any such release, Surety shall deliver to such Indemnitor any Collateral or other such property held by Surety under any Surety Credit Document, and execute and deliver to such Indemnitor such documents as such Indemnitor shall reasonably request to evidence such release. Without limiting the generality of the foregoing, at all times after any Release Date this Section 54 shall govern and control to the extent of any conflict between the other provisions of this Agreement or the other Surety Credit Documents and this Section 54. Notwithstanding any provisions of this Section 54, the foregoing Collateral Release will not adversely affect or modify: (x) Surety’s right to decline to execute any and all bonds in Surety’s discretion, all as further provided in Section 3; (y) the contractual rights of Surety upon default as provided in Section 33 of this Agreement and as provided under the Indemnity Agreement; and (z) Surety’s rights of equitable subrogation, which are hereby acknowledged by the Indemnitors.

3. Representations and Warranties. Each party to this Amendment, individually and for itself only, hereby represents and warrants to each of the other parties as follows:

(a) The execution, delivery and performance by such party of this Amendment and the performance by such party of its respective obligations under this Amendment and the Underwriting Agreement, as amended hereby, and the consummation of the transactions contemplated hereby and thereby, (i) have been duly authorized by all necessary corporate or other such action, if any, and (ii) do not and will not, with or without the giving of notice or lapse of time or both, (x) contravene any term or condition of its organizational documents or (y) violate any applicable laws. Such party has all requisite corporate, partnership or limited liability company power and authority to enter into this Amendment and to perform its obligations hereunder and under the Underwriting Agreement, as amended hereby, as applicable.

(b) This Amendment has been duly and validly executed and delivered by such party and this Amendment and the Underwriting Agreement, as amended hereby, as applicable, constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

4. Release.

(a) Surety hereby fully and finally (i) releases and terminates all liens and security interests (including, without limitation, all Liens) granted, created by or arising in connection with or pursuant to the Underwriting Agreement or any other Surety Credit Document, and (ii) releases all Collateral from all such liens and security interests (including, without limitation, all Liens), in each case without the need for any further action. Surety hereby agrees that all rights to the Collateral or any other collateral or property subject to any such lien or security interest are hereby terminated and revert to the Indemnitors and hereby releases all Liens of Surety on the Collateral. Surety hereby agrees and acknowledges that any and all such Liens are hereby terminated and released. The foregoing is not to be construed as a release or modification of: (y) Surety’s right of equitable subrogation, which is expressly reserved and recognized by Indemnitors; and (z) the trust fund and other provisions of Section 10 of the Agreement which remains in full force and effect, as do all other trust fund provisions created by statute, contract, and/or law.

(b) Surety hereby agrees and acknowledges that the date of this Amendment is the Release Date.

(c) Surety will deliver or cause to be delivered to Quanta, or a party designated by Quanta, UCC Termination Statements and such other lien releases or termination documents, and will take or cause to be taken such other actions, in each case, as Quanta may request in order to evidence or otherwise give public notice of the release and termination of the Liens and other liens and security interests released hereby, all at the sole cost and expense of Quanta. Surety hereby authorizes Quanta and/or its designee(s) to file any and all such UCC Termination Statements and any other UCC Termination Statements and lien releases with the appropriate filing offices.

5. Further Instruments and Actions. The parties to this Amendment hereby agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent and purpose of this Amendment and the Underwriting Agreement, as amended hereby.

6. Amendment. This Amendment may not be amended or modified except by a writing signed by or on behalf of each of the parties hereto.

7. Headings. The section headings in this Amendment are included for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

8. Governing Law. This Amendment will be governed by and construed and enforced in accordance with the laws of the State of New York (without giving effect to its conflict of laws principles).

9. Ratification. The Underwriting Agreement, the other Surety Credit Documents, and any other documents executed and delivered pursuant thereto or in connection therewith are each ratified and confirmed in all respects and will remain in full force and effect in accordance with their respective terms, as modified by this Amendment.

10. Entire Agreement. This Amendment, together with the Underwriting Agreement and the other Surety Credit Documents, represent the entire agreement between the parties hereto concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

11. Severability. Should any provision of this Amendment be invalid or unenforceable for any reason, the remaining provisions hereof will remain in full effect.

12. Binding Agreement. This Amendment, and the terms, covenants and conditions hereof, will be binding upon the parties hereto and their respective successors and assigns, and will inure to the benefit of the parties and their respective successors and permitted assigns.

13. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile copy of an executed original counterpart of this Amendment shall have the same force and effect as an executed original counterpart.

14. Effect. Upon the effectiveness of this Amendment, each reference in the Underwriting Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Underwriting Agreement, as affected and amended by this Amendment.

15. Removal of AIG. The parties to this Amendment hereby agree that, effective as of the date of this Amendment, from and after the date of this Amendment (i) the definition of “Surety” in the Underwriting Agreement shall exclude AIG, and (ii) AIG shall cease to be, and hereafter shall not be, a party to the Underwriting Agreement and the other Surety Credit Documents. By its execution hereof, AIG agrees, confirms, and acknowledges that (a) from and after the date of this Amendment, AIG is no longer a party to the Underwriting Agreement and the other Surety Credit Documents, and (b) with respect to any bonds or other undertakings entered into by AIG on or after the date of this Amendment, AIG will not be entitled to rely on any of the provisions the Underwriting Agreement and the other Surety Credit Documents. For the avoidance of doubt, the foregoing is not, and is not to be construed as, modifying, barring, or discharging or otherwise operating as a release by AIG of (x) any obligations of any of Indemnitors to AIG under the Underwriting Agreement and the other Surety Credit Documents with respect to any bonds or other undertakings entered into by AIG before the date of this Amendment, or (y) any obligations of any of Indemnitors to AIG under any other contract with AIG including, but not limited to, any general agreement of indemnity or indemnity agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SURETY:

FEDERAL INSURANCE COMPANY

By:	/s/ Richard W. Barnett
Name:	Richard W. Barnett
Title:	Vice President

LIBERTY MUTUAL INSURANCE COMPANY

By:	/s/ Neal Mortensen
Name:	Neal Mortensen
Title:	Underwriting Officer

LIBERTY MUTUAL FIRE INSURANCE COMPANY

By:	/s/ Neal Mortensen
Name:	Neal Mortensen
Title:	Underwriting Officer

SAFECO INSURANCE COMPANY OF AMERICA

By:	/s/ Neal Mortensen
Name:	Neal Mortensen
Title:	Underwriting Officer

AMERICAN HOME ASSURANCE COMPANY
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:	/s/ David Koziel
Name:	David Koziel
Title:	SVP Surety Claims

INDEMNITORS:

QUANTA SERVICES, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Vice President - Finance

ADVANCED ELECTRIC SYSTEMS, LLC
ARNETT & BURGESS PIPELINERS (ROCKIES) LLC
B&N CLEARING AND ENVIRONMENTAL, LLC
BRENT WOODWARD, INC.
BRINK CONSTRUCTORS, INC.
CONAM CONSTRUCTION CO.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
FIVE POINTS CONSTRUCTION CO.
GRID TRAINING CORPORATION
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
HAVERFIELD INTERNATIONAL INCORPORATED
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE FIELD SERVICES, LLC
INFRASOURCE SERVICES, LLC
INTERMOUNTAIN ELECTRIC, INC.
IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
J&R UNDERGROUND LLC
J.C.R. CONSTRUCTION CO., INC.
J.W. DIDADO ELECTRIC, LLC
JBT ELECTRIC, LLC
LEE ELECTRICAL CONSTRUCTION, LLC
LINDSEY ELECTRIC, L.P.
MEARS GROUP, INC.
MEARS INSTALLATION, LLC
MEJIA PERSONNEL SERVICES, INC.
M. G. DYESS, INC.
MID AMERICA ENERGY SERVICES, INC.
MTS QUANTA, LLC
M.J. ELECTRIC, LLC
NORTHERN POWERLINE CONSTRUCTORS, INC.
NORTHSTAR ENERGY SERVICES, INC.
NORTHSTAR ENERGY SOLUTIONS, LLC
NOVA GROUP, INC.
NOVA NEXTGEN SOLUTIONS, LLC
NPC ENERGY SERVICES LLC

PAR ELECTRICAL CONTRACTORS, INC.

PERFORMANCE ENERGY SERVICES, L.L.C.

PHOENIX POWER GROUP, INC.

POTELCO, INC.

PRICE GREGORY INTERNATIONAL, INC.

PROBST ELECTRIC, INC.

QPS ENGINEERING, LLC

QUANTA ELECTRIC POWER CONSTRUCTION MANAGEMENT, INC.

QUANTA ELECTRIC POWER CONSTRUCTION, LLC

QUANTA ELECTRIC POWER SERVICES, LLC

QUANTA ENERGY SERVICES, LLC

QUANTA EQUIPMENT COMPANY, LLC

QUANTA MARINE SERVICES, LLC

QUANTA PIPELINE SERVICES, INC.

QUANTA POWER GENERATION, INC.

QUANTA TECHNOLOGY, LLC

QUANTA TELECOMMUNICATION SERVICES, LLC

QUANTA UTILITY ENGINEERING SERVICES, INC.

QUANTA UTILITY INSTALLATION COMPANY, INC.

QUANTA WEST, LLC

R. R. CASSIDY, INC.

RMS HOLDINGS, LLC

ROAD BORE CORPORATION

SERVICE ELECTRIC COMPANY

SOUTHWEST TRENCHING COMPANY, INC.

SPRING RIDGE CONSTRUCTORS, LLC

SUMMIT LINE CONSTRUCTION, INC.

SUMTER UTILITIES, INC.

T. G. MERCER CONSULTING SERVICES, INC.

THE ASPEN UTILITY COMPANY, LLC

THE COMTRAN GROUP, INC.

THE HALLEN CONSTRUCTION CO., INC.

THE RYAN COMPANY, INC.

UNDERGROUND CONSTRUCTION CO., INC.

UNDERGROUND ELECTRIC CONSTRUCTION COMPANY, LLC

WINCO, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By: Mejia Personnel Services, Inc., its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

STRONGHOLD, LTD.
STRONGHOLD SPECIALTY, LTD.

By: QES GP, LLC, its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

CAT-SPEC, LTD.
ELITE TURNAROUND SPECIALISTS, LTD.
STRONGHOLD TOWER GROUP, LTD.

By: Stronghold Specialty General, LLC, its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DORADO SPECIALTY SERVICES, LTD.
ELITE PIPING & CIVIL, LTD.
SPECIALTY TANK SERVICES, LTD.
STRONGHOLD INSPECTION, LTD.
TURNKEY AUTOMATION, LTD.

By: Stronghold General, LLC, its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer